Exhibit 99.1

CONSOL ENERGY INC. ENTERS INTO AGREEMENT

WITH CNX GAS SHAREHOLDER

PITTSBURGH (March 21, 2010) - CONSOL Energy Inc. (NYSE:CNX) announced today that it has entered into an agreement with T. Rowe Price Associates, Inc., on behalf of its investment advisory clients owning approximately 9.5 million shares of CNX Gas Corporation (NYSE:CXG) common stock, or approximately 37% of the shares of CNX Gas that CONSOL Energy does not currently own. Under the agreement, CONSOL Energy has agreed, subject to certain conditions, to commence a tender offer by May 5, 2010 to acquire all of the shares of CNX Gas common stock that it does not currently own at a price of $38.25, in cash, per share, and T. Rowe Price has agreed to tender its shares of CNX Gas common stock that its investment advisory clients own into the offer.

The contemplated tender offer price of $38.25 per share represents a 24% premium based upon the closing price of CNX Gas on March 19, 2010, the last trading day prior to this announcement, and a 46% premium based upon the closing price of CNX Gas on March 12, 2010, the last trading day prior to which CONSOL Energy announced that CONSOL Energy was evaluating a range of structural alternatives to facilitate the operation and development of the assets it was acquiring from Dominion Resources, Inc. including, among other things, consideration of the acquisition by CONSOL Energy of the shares of CNX Gas common stock that it does not already own. CONSOL Energy currently owns approximately 83.3% of the approximately 151 million shares of CNX Gas common stock outstanding.

CONSOL Energy’s intended offer would be made directly to CNX Gas stockholders and would be subject to certain customary terms and conditions that must be satisfied or waived for the tender offer to be completed. These conditions would be specified in the offer to purchase for the tender offer when and if such offer is launched. Once the tender offer has been commenced, offering materials will be mailed to CNX Gas stockholders and CONSOL Energy will make all necessary filings with the Securities and Exchange Commission.

CONSOL Energy anticipates financing the acquisition of CNX Gas shares by means of a mixture of internally generated funds, borrowings under its credit facilities and/or offerings of securities.

Important Information

This press release is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of CNX Gas Corporation (“CNX Gas”) common stock described in this press release has not commenced. At the time the expected tender offer is commenced, CONSOL Energy Inc. (“CONSOL”) will file a tender offer statement on Schedule TO (the “Schedule TO”) with the U.S. Securities and Exchange Commission (the “SEC”). Investors and CNX Gas stockholders are strongly advised to read the Schedule TO, the definitive offer to purchase, and all supplements (in each case when available) and any other relevant documents filed with the SEC because they will contain important information. Investors and stockholders may obtain a free copy of the statements and SEC filings (when available) at www.sec.gov. Requests to CONSOL should be made in writing to Daniel Zajdel, Vice President – Investor Relations, CONSOL Energy Inc., CNX Center, 1000 CONSOL Energy Drive, Canonsburg, PA 15317, or by email at DanZajdel@consolenergy.com.

About CONSOL Energy

CONSOL Energy, a high-Btu bituminous coal and natural gas company, is a member of the Standard & Poor’s 500 Equity Index and the Fortune 500. At year-end 2009, it had 11 bituminous coal mining complexes in six states and reports proven and probable coal reserves of 4.5 billion tons. It also is a majority owner of CNX Gas, a leading Appalachian gas producer, with proved reserves of more than 1.9 trillion cubic feet. Additional information about CONSOL Energy can be found at its Web site: www.consolenergy.com.

Forward-Looking Statements

Various statements in this document, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects, our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “would,” “will,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, uncertainties and contingencies include, but are not limited to: the deteriorating economic conditions; an extended decline in prices we receive for our coal and gas affecting our operating results and cash flows; reliance on customers honoring existing contracts, extending existing contracts or entering into new long-term contracts for coal; reliance on major customers; our inability to collect payments from customers if their creditworthiness declines; the disruption of rail, barge and other systems that deliver our coal; a loss of our competitive position because of the competitive nature of the coal industry and the gas industry, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; our inability to hire qualified people to meet replacement or expansion needs; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion; the inability to produce a sufficient amount of coal to fulfill our customers’ requirements which could result in our customers initiating claims against us; foreign currency fluctuations could adversely affect the competitiveness of our coal abroad; the risks inherent in coal mining being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, accidents and weather conditions which could impact financial results; increases in the price of commodities used in our mining operations could impact our cost of production; obtaining, maintaining, and renewing governmental permits and approvals for our operations; the effects of proposals to regulate greenhouse gas emissions; the effects of government regulation; the effects of stringent federal and state employee health and safety regulations; the effects of mine closing, reclamation and certain other liabilities; the effects of subsidence from longwall mining operations on surface structures, water supplies, streams and surface land; uncertainties in estimating our economically recoverable coal and gas reserves; the outcomes of various legal proceedings, which proceedings are more fully described in our reports filed under the Securities Exchange Act of 1934; increased exposure to employee related long-term liabilities; minimum funding requirements by the Pension Protection Act of 2006 (the Pension Act) coupled with the significant investment and plan asset losses suffered during the current economic decline has exposed us to making additional required cash contributions to fund the pension benefit plans which we sponsor and the multi-employer pension benefit plans in which we participate; lump sum payments made to retiring salaried employees pursuant to our defined benefit pension plan; our ability to comply with laws or regulations requiring that we obtain surety bonds for workers’ compensation and other statutory requirements; acquisitions that we recently have made or may make in the future including the accuracy of our assessment of the acquired businesses and their risks, achieving any anticipated synergies, integrating the acquisitions and unanticipated changes that could affect assumptions we may have made; the anti-takeover effects of our rights plan could prevent a change of control; risks in exploring for and producing gas; new gas development projects and exploration for gas in areas where we have little or no proven gas reserves; the disruption of pipeline systems which deliver our gas; the availability of field services, equipment and personnel for drilling and producing gas; replacing our natural gas reserves which if not replaced will cause our gas reserves and gas production to decline; costs associated with perfecting title for gas rights in some of our properties; location of a vast majority of our gas producing properties in three counties in southwestern Virginia, making us vulnerable to risks associated with having our gas production concentrated in one area; other persons could have ownership rights in our advanced gas extraction techniques which could force us to cease using those techniques or pay royalties; our ability to acquire water supplies needed for drilling, or our ability to dispose of water used or removed from strata at a reasonable cost and within applicable environmental rules; the coalbeds and other strata from which we produce methane gas frequently contain impurities that may hamper production; the enactment of Pennsylvania severance tax on natural gas may impact results of existing operations and impact the economic viability of exploiting new gas drilling and production opportunities in Pennsylvania; our hedging activities may prevent us from benefiting from price increases and may expose us to other risks; and other factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 under “Risk Factors,” as updated by any subsequent Form 10-Qs, which are on file at the Securities and Exchange Commission.